SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

    [X] Filed by Registrant
    [ ] Filed by a Party other than the Registrant

Check the appropriate box:
    [ ] Preliminary Proxy Statement
    [X] Definitive Proxy Statement                                      [ ] Confidential, For Use of the
    [ ] Definitive Additional Materials                                     Commission Only (as permitted
    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12       by Rule 14a-6(e)(2))




                                 Room Plus, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:

    [ ] Fee paid previously with preliminary materials:

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:

          (2) Form, Schedule or Registration Statement No:

          (3) Filing Party:

          (4) Date Filed:

                                 ROOM PLUS, INC.
                               91 Michigan Avenue
                           Paterson, New Jersey 07503

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD FRIDAY, OCTOBER 30, 1998
                       -----------------------------------



TO THE SHAREHOLDERS OF ROOM PLUS, INC.:


            NOTICE IS HEREBY GIVEN that the Annual Shareholders Meeting of Room Plus, Inc. (the "Company") will be held at the offices of the Company at 91 Michigan Avenue, Paterson, New Jersey 07503 on October 30, 1998 at 10:00 a.m. Eastern Time, for the purpose of considering the voting upon:

               (1) A proposal to elect seven (7) directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

               (2) A proposal to ratify the appointment of Ehrenkrantz Sterling & Co., L.L.C. as the independent public accountants for the Company for the fiscal year ending December 31, 1998.

               (3) Such other business as may properly come before the meeting and any adjournment thereof.

            These items are more fully described in the attached Proxy Statement, which is hereby made a part of this notice. Only shareholders of record at the close of business on September 1, 1998 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.



                                By Order of the Board of Directors


                                Jay H. Goldberg
                                Corporate Secretary

September 30, 1998


                                    IMPORTANT

================================================================================
Whether or not you expect to be present at the meeting, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY as promptly as possible in order to save the Company further solicitation expense. Shareholders of record attending the meeting may revoke their proxies at that time and personally vote all matters under consideration. There is an addressed envelope enclosed with the Proxy for which no postage is required if mailed in the United States.
================================================================================

                                ROOM PLUS, INC.

                       -----------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 30, 1998
                       -----------------------------------


            This Proxy Statement is furnished to the shareholders of Room Plus, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1998 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held at the offices of the Company at 91 Michigan Avenue, Paterson, New Jersey at 10:00 a.m. Eastern Time on October 30, 1998.

            The approximate date on which this Proxy Statement and the accompanying Proxy Card are first being sent or given to shareholders is September 30, 1998.


                                     VOTING

General

            The securities that may be voted at the Annual Meeting consist of Common Stock of the Company, $.00133 par value per share, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting was September 1, 1998. On the record date, 4,385,000 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

            The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. Under New York law, abstentions and broker non-votes will not have the effect of votes in opposition to a nominee, and, therefore, will not affect the outcome of such matter. Approval of all other matters which come before the Annual Meeting, including the ratification of the appointment of Ehrenkrantz Sterling & Co., L.L.C. as independent auditors for the current fiscal year, will require the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting.

Voting by Proxy

            In voting by proxy with regard to the election of Directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees. Shareholders should specify their choices on the accompanying Proxy Card. All properly executed Proxy Cards delivered by shareholders of the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed Proxy Card will be voted "FOR" the election of all Directors, and to ratify the appointment of Ehrenkrantz Sterling & Co., L.L.C. as the independent public accountants for the Company for the fiscal year ending December 31, 1998. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

            Any shareholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary of the Company a Proxy Card bearing a later date, or by voting in person at the Annual Meeting.

            In addition to soliciting proxies through the mail, the Company may solicit proxies through its Directors and employees in person or by telephone. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.


                                   PROPOSAL I

                              ELECTION OF DIRECTORS

            Seven (7) Directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting of shareholders and until a successor is elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote, if authorized, the proxies for the election as Directors the seven (7) persons named below as nominees. All of the nominees are current Directors of the Company. Each of the nominees has agreed to serve as a Director, if elected, and the Company believes that each nominee will be able to serve. If any nominee declines or is unable to serve as a Director, however, the persons named as proxies reserve full discretion to vote for the election of any other person as a substitute.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE SEVEN (7) NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.


            The following table sets forth certain information for each nominee for election as a Director.



                                                                                        Director
    Name                        Age                Principal Occupation                  Since
    ----                        ---                --------------------                 --------
David Belford                    38       David Belford has been the Chairman of the      1998
                                          Board of the Company since August 1998.
                                          Mr. Belford has been employed by
                                          Nationwide Warehouse & Storage, Inc., a
                                          national chain of retail furniture stores, for
                                          the past seventeen (17) years and has served
                                          as both the Chief Executive Officer and
                                          Chairman of the Board thereof since
                                          January 1995.  Mr. Belford was elected
                                          Chairman of the Board of the Company
                                          pursuant to a Loan Agreement entered into
                                          by and between the Company and him.

                                      -2-


                                                                                        Director
    Name                        Age                Principal Occupation                  Since
    ----                        ---                --------------------                 --------

Marc Zucker                      50       Marc Zucker has been the Chief Executive        1995
                                          Officer of the Company since March 1995.
                                          He served as the Chairman of the Board for
                                          the period March 1995 to August 1998 and
                                          as a Director thereafter.  During the period
                                          1982 to 1995, Mr. Zucker held various
                                          executive positions with the predecessor
                                          entities that merged to form the Company
                                          in 1995, RPF Holding Corp. ("RPF
                                          Holding") and Bunk Trunk Manufacturing
                                          Company, Inc. ("Bunk Trunk").  He was a
                                          co-founder of RPF Holding.  Prior to that,
                                          Mr. Zucker worked in other areas of the
                                          retail furniture business for ten (10) years.

Allan Socher                     48       Allan Socher has been the President,            1995
                                          Director of Marketing and a Director of the
                                          Company since March 1995.  Mr. Socher is
                                          also the Company's spokesperson in its
                                          extensive television commercials.  He was
                                          a Vice-President, Secretary and co-founder
                                          of RPF Holding from 1982 until its merger
                                          with Bunk Trunk in March 1995 and was a
                                          Vice-President and Secretary of Bunk
                                          Trunk from its inception in 1984 until the
                                          merger with RPF Holding.  Prior to that,
                                          Mr. Socher worked in other areas of the
                                          retail furniture business for ten (10) years.
Theodore Shapiro                 63       Theodore Shapiro has been a Director of         1995
                                          the Company since March 1995.  He served
                                          as the Executive Vice President and
                                          Director of Manufacturing for the period
                                          March 1995 to July 1998.  Mr. Shapiro
                                          was one of the original founders of Bunk
                                          Trunk in 1982 and was its President from
                                          inception until the merger with RPF
                                          Holding in March 1995.  Mr. Shapiro had
                                          worked in the retail furniture business for
                                          over twelve (12) years before founding his
                                          own retail furniture chain, Mr. Sandman
                                          Furniture, in 1960.

                                      -3-


                                                                                        Director
    Name                        Age                Principal Occupation                  Since
    ----                        ---                --------------------                 --------

Alan Hirschfeld                  46       Alan Hirschfeld has been a Director of the      1996
                                          Company since December 1996.  Since
                                          1987, he has been the Executive Vice
                                          President, Chief Financial Officer and a
                                          Director of IVC Industries, Inc., a publicly
                                          traded company that manufactures and
                                          distributes vitamins and nutritional
                                          supplements.  Prior to that, Mr. Hirschfeld
                                          was a partner in Grossman, Brown,
                                          Weinberg & Lawson, certified public
                                          accountants.

Alan Granetz                     53       Alan Granetz has been a Director of the         1996
                                          Company since December 1996.  Since
                                          1968, he has been the Vice President of
                                          Granetz Group, a holding company for real
                                          estate ventures and retail and commercial
                                          furniture sales.  From 1988 to the present,
                                          Mr. Granetz has also been the Executive
                                          Director of the Metropolitan Furnishings
                                          Association of New Jersey.

Frank Terzo                      38       Frank Terzo has been a Director of the          1996
                                          Company since December 1996.  He was
                                          founder of the New York retail clothing
                                          chain, Nicholas Flynn Men's Club, from
                                          1983 until 1988.  From 1987 to May 1996,
                                          Mr. Terzo was a registered representative
                                          with a number of different NASD member
                                          firms.  He is currently a partner of The
                                          Thornwater Company, L.P., co-underwriter
                                          of the Company's 1996 initial public
                                          offering.  Mr. Terzo was elected a member
                                          of the Board pursuant to the right of the
                                          underwriter of the Company's IPO to
                                          designate one member of the Board until
                                          November 1999, subject to the Company's
                                          good faith approval.


         Mr. Zucker and Mr. Socher are brothers-in-law and Mr. Shapiro is the uncle of their spouses.

                       MEETINGS OF THE BOARD OF DIRECTORS
                          AND COMPENSATION OF DIRECTORS

Meetings of the Board of Directors

            During fiscal 1997, the Board of Directors held four (4) meetings. The Board did not act by unanimous written consent during fiscal 1997. All members of the Board of Directors attended such meetings and meetings of their respective committees during that period.

Committees

            The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee was formed in December 1996 and is currently comprised of Alan Granetz, Alan Hirschfeld and Frank Terzo. Such committee has the authority to consult with the Company's officers regarding the appointment of independent public accountants as auditors, discuss the scope of the auditor's examination, review financial statements and make recommendations to the Board relating to such matters. During fiscal 1997, the Audit Committee did not meet.

            The Compensation Committee was formed in December 1996 and is currently comprised of Alan Hirschfeld and Marc Zucker. Such committee has the authority to review, approve and recommend to the Board the compensation of and the terms and conditions of incentive bonus plans or stock option plans applicable to corporate officers and key management personnel and to review and approve any employment contracts between the Company and its corporate officers and key management personnel. During fiscal 1997, the Compensation Committee held one meeting.

Compensation of Directors

            Outside Directors of the Company are currently entitled to receive $500 for attendance at each Board meeting. Non-officer members of the Audit Committee and the Compensation Committee are also entitled to receive $500 for attendance at each committee meeting.


                               EXECUTIVE OFFICERS

         Executive Officers are elected by the Board of Directors and serve until their successors are chosen and qualified and may be removed at any time by the affirmative vote of a majority of the Board of Directors. The executive officers of the Company as of September 1, 1998 are listed below:


     Name             Age                Position with Company
     ----             ---                ---------------------
Marc Zucker            50            Chief Executive Officer
Allan Socher           48            President, Director of Marketing
Jay Goldberg           52            Chief Financial Officer, Secretary


            For information on the business experience of Messrs. Zucker and Socher, see "Election of Directors" above.

            Jay H. Goldberg, CPA, has been the Chief Financial Officer of the Company since September 1997 and Secretary since March 1998. Prior to that, Mr. Goldberg was a director in Ehrenkrantz Sterling & Co., L.L.C., certified public accountants, and a partner in Sterling, Nappen, Chavkin & Co., L.L.C., its predecessor firm, from February 1989 to September 1997. From 1982 to 1989, he was a partner of Touche Ross & Co., a predecessor to Deloitte & Touche, LLP. He holds a B.S. degree in accounting from Seton Hall University.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

            The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock by each person or group that is known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, each Director of the Company, each person named in the Summary Compensation Table, and all Directors and executive officers of the Company as a group as of September 1, 1998. Unless otherwise indicated, the Company believes that the persons named in the table below, based on information furnished by such owners, have sole voting and investment power with respect to the Common Stock beneficially owned by them, subject to community property laws, where applicable.

   Name and Address of             Number of Shares of Common       Percentage Ownership of
      Beneficial Owner              Stock Beneficially Owned        Common Stock Outstanding
   -------------------             --------------------------       ------------------------
David Belford                            2,031,900(1)                        31.8%
2097 South Hamilton Road
Columbus, OH   43232

Marc Zucker                                697,501(2)                        15.0%
91 Michigan Avenue
Paterson, NJ   07503

Allan Socher                               697,499(2)                        15.0%
91 Michigan Avenue
Paterson, NJ   07503

Theodore Shapiro                           773,266(3)                        16.5%
91 Michigan Avenue
Paterson, NJ   07503

Frank Terzo                                358,000(4)                         7.8%
88 Village Road
Manhasset, NY   11011

Alan Hirschfeld                              2,000                              0%
500 Hallsmill Road
Freehold, NJ   07728

All Directors and Officers               4,565,366(5)                        61.3%
  as a Group (7 Persons)



------------------------------

   (1) Includes currently exercisable warrants to purchase 2,000,000 shares of Common Stock.

   (2) Includes currently exercisable warrants to purchase 275,000 shares of Common Stock.

   (3) Includes currently exercisable warrants to purchase 315,000 shares of Common Stock.

   (4) Includes currently exercisable warrants to purchase 190,000 shares of Common Stock.

   (5) Includes an aggregate of 3,060,000 shares of Common Stock issuable upon exercise of outstanding options and warrants.

                             EXECUTIVE COMPENSATION

            The following table sets forth the cash compensation paid by the Company to, as well as any other compensation paid to or earned by, the Chairman and Chief Executive Officer of the Company and those executive officers compensated at or greater than $100,000 for services rendered to the Company in all capacities during the fiscal year ended December 31, 1997.


                           Summary Compensation Table

                                                                              Long Term
                                                                          Compensation Awards
                                        Annual Compensation               ---------------------
  Name of Individual            ---------------------------------         Securities Underlying
and Principal Position          Year          Salary        Bonus                Warrants
----------------------          ----          ------        -----         ---------------------
Marc Zucker, Chairman,          1997         $125,000      $119,250              25,000
  Chief Executive Officer       1996          125,000        42,500               ____

Allan Socher, President and     1997         $125,000      $119,250              25,000
  Director of Marketing         1996          125,000        43,159               ____

Theodore Shapiro, Executive     1997         $125,000      $ 93,577              25,000
  Vice President and Director   1996          125,000        42,800               ____
  of Manufacturing



Warrants

            The following table sets forth certain information concerning individual issues of warrants made during the year ended December 31, 1997 to the Company's executive officers. These warrants were issued in lieu of compensation for the year ended December 31, 1996.



                                           Individual Grants as %
                                              of Total Warrants
                   Number of Securities    Issued to Personnel in   Exercise or Base   Expiration
   Name            Underlying Warrants          Fiscal Year          Price per Share      Date
   ----            --------------------    ----------------------   ----------------   ----------
Marc Zucker               25,000                   29.4%                 $3.0625         1/31/02
Allan Socher              25,000                   29.4%                 $3.0625         1/31/02
Theodore Shapiro          25,000                   29.4%                 $3.0625         1/31/02


                              EMPLOYMENT AGREEMENTS

            The Company has entered into employment agreements effective June 30, 1995, as amended on August 1, 1996, with each of Marc Zucker and Allan Socher (the "Principals"). Pursuant to each employment agreement, Messrs. Zucker and Socher will act as Chief Executive Officer, and President and Director of Marketing, respectively, and each will be entitled to receive, among other things, (a) a salary of $125,000 per annum, (b) such further sum by way of bonus or otherwise as determined by the Compensation Committee of the Board, or if no such committee is established by the Board, the entire Board, in each year of the employment agreement, and (c) pension contributions as set forth in any future plan adopted by the Company.

            In addition, pursuant to their employment agreements, Allan Socher is entitled to a performance bonus of .75% of revenues and Marc Zucker is entitled to a performance bonus of 1.5% of gross profit. For the year ended December 31, 1997, each of the officers has agreed to a reduced bonus.

            Each employment agreement shall continue unless terminated by the Company for cause, as described in such employment agreement, or terminated by not less than three (3) years written notice if given by the Company or not less than three (3) months written notice if given by the respective Principal.

            In the event any person shall become beneficially entitled to 50% plus one share or more of the issued and outstanding Common Stock of the Company pursuant to an offer, the terms of which are not recommended by the Board, each of the Principals shall be permitted to terminate his employment agreement within one week of the completion of the change in control or such later date as may be agreed upon by such Principal and the Company. In the event of such termination, the Principal shall be entitled to payment from the Company of an amount calculated in accordance with the provisions of his employment agreement.

            For a period of one year following the termination of each employment agreement, such Principal shall not solicit or endeavor to entice away any employee, director or agent of the Company or any entity affiliated with the Company. In addition, such Principal may not, at any time after the termination of the employment agreement, use the names or slogans "Room Plus", "Just 'Round the Corner" or "A LOT OF LIVING in a Little Space" or any similar name for the purpose of a business competing with the Company or any entity affiliated with the Company.

            Pursuant to a Loan Agreement dated as of July 31, 1998, by and between the Company and David A. Belford, the employment agreements of Messrs. Zucker and Socher will be amended. Pursuant to each such employment agreement, Messrs. Zucker and Socher will act as Vice President of Real Estate and Manufacturing and Vice President of Marketing, respectively. Each will be entitled to an annual salary of $162,000 per annum plus either a cost of living increase or an increase of 5% annually, whichever is greater. Increases will take effect each year of the contracts as long as a minimum of $850,000 earnings before interest, taxes, depreciation and amortization ("EBITDA") is attained. In addition, Messrs. Zucker and Socher will be entitled to receive certain incentive compensation and stock options based on the Company performance if EBITDA exceeds $850,000. The amended employment agreements shall remain in effect until December 31, 2000, at which time such agreements will be automatically extended for an additional year unless either party notifies the other to the contrary by not less than six (6) months written notice.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            The Company leases its manufacturing facility located in Paterson, New Jersey from M&S Realty Company, which is owned by Theodore Shapiro, a Director of the Company. The leases for the facility expire May 31, 1999 (subject to extension at the option of the Company) and provide for an annual rental of approximately $292,000.

            In 1996, the Company advanced $106,747 on open account to three (3) then current executive officers of the Company, Marc Zucker, Allan Socher and Theodore Shapiro. Such advances increased the total net amount receivable to the Company from these executive officers to $225,692. Such increase consisted of additional advances to the executive officers in the amount of $90,711 and accrued interest in the amount of $16,036. In 1997, the Company advanced $15,372 to the executive officers consisting of additional advances of $296 and accrued interest of $14,077. The executive officers made repayments of $49,700 in 1997, resulting in a balance of $190,365 at December 31, 1997. Such balance bears interest at the rate of 8% per annum and matures in January 1999.

            Retail Media Plus (which is owned by two (2) executive officers of the Company and one (1) Director) places all of the Company's advertising and passes through any cost savings to the Company. For 1997 and 1996, the Company reimbursed Retail Media Plus $1,433,026 and $1,069,246, respectively, for advertising costs.

            In July 1996, Frank Terzo became a consultant to the Company. Under his consulting agreement, which is for a term of three years, Mr. Terzo received a cash payment of $25,000 and 250,000 shares of Common Stock, which shares were valued at $.80 per share (the price of the stock sold in the 1996 Private Placement) for financial accounting purposes. Mr. Terzo became a director of the Company in December 1996. In November 1997, the Company paid $20,000 to The Thornwater Company, L.P. in connection with a prospective acquisition. Mr. Terzo is a partner of The Thornwater Company, L.P.

            On July 31, 1998, the Company entered into certain agreements with David A. Belford ("Belford") pursuant to which Belford loaned the Company the sum of $1,500,000.00 for a two (2) year term at an annual interest rate of 12% (the "Loan") and received a Warrant to purchase 2,000,000 shares of the Company's Common Stock at an exercise price of $2.00 per share. Based upon the number of shares of the Company's Common Stock currently outstanding, upon full exercise of the Warrant, Belford would own approximately 31.3% of the Company's Common Stock. The Loan is secured by a pledge of substantially all of the Company's assets pursuant to a Security Agreement dated July 31, 1998. Pursuant to the Loan Agreement, Belford was also elected as a Director and Chairman of the Board of the Company, and all expenditures by the Company in excess of $5,000.00 require the prior approval of Belford, which is not to be unreasonably withheld.

            Simultaneously with the execution of the foregoing agreements between the Company and Belford, the Company also entered into a Conditional Agreement and Plan of Merger with Nationwide Warehouse & Storage, Inc. ("Nationwide") dated July 31, 1998 (the "Merger Agreement"). David Belford is the Chairman and Chief Executive Officer and 50% shareholder of Nationwide which is a national chain of retail furniture stores. Pursuant to the Merger Agreement, Nationwide is granted the right to merge with the Company (the "Merger") if Nationwide's Board of Directors and Shareholders so elect within five (5) business days following the issuance of the Company's financial statements for the fiscal year ending December 31, 1998. The Merger Agreement provides for the Company to issue an aggregate of 61,965,000 shares of its Common Stock to Nationwide's shareholders in the Merger, which amount would be increased to 84,915,000 shares if Nationwide were to acquire a related company in exchange for its stock prior to the Merger.

            Marc Zucker, Allan Socher, Theodore Shapiro and Frank Terzo, directors of the Company, who currently own in the aggregate 1,471,267 shares of common stock of the Company, exclusive of warrants and options, have agreed to vote their shares in favor of the merger, which has been approved by the Room Plus Board of Directors. The Merger is subject to approval by the Company's shareholders and other conditions.

            All future transactions and/or loans between the Company and officers and directors will be on terms no less favorable than could be obtained from independent, third parties and will be approved by a majority of the directors of the Company disinterested in such transactions and/or loans.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            The Securities Exchange Act of 1934 requires that the Company's executive officers, Directors, and any persons owning more than 10% of a class of the Company's stock to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Copies of these reports must also be furnished to the Company.

            Based solely on a review of copies of all reports filed with the SEC and representations of certain officers, directors and shareholders holding more than 10% of the Company's Common Stock, the Company believes that the directors and officers are not delinquent in their 16(a) reporting obligations.


                                   PROPOSAL II

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

            The Board of Directors of the Company has selected Ehrenkrantz Sterling & Co., L.L.C., certified public accountants having offices in Livingston, New Jersey, as the Company's independent public accountants for the Company's fiscal year ended December 31, 1998 and has directed that this selection be presented to the shareholders for approval at the Annual Meeting. Ehrenkrantz and Company, who merged with Ehrenkrantz Sterling & Co., L.L.C. as of January 1, 1997, audited the Company's financial statements for the fiscal years ended December 31, 1995 through December 31, 1997. It is anticipated that representatives of such firm will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF EHRENKRANTZ STERLING & CO., L.L.C. AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998.


               SHAREHOLDERS PROPOSALS FOR THE 1999 ANNUAL MEETING

            Shareholders who may wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 1999 Annual Meeting of Shareholders must submit such proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC for receipt by the Company no later than April 1, 1999. A signed proxy shall confer discretionary authority upon the Company to vote on all shareholder proposals that are not received by the Company on or before April 15, 1999.

                          ANNUAL REPORT AND FORM 10-KSB


ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AND COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS AMENDED ON FORM 10-KSB/A ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO: ROOM PLUS, INC., 91 MICHIGAN AVENUE, PATERSON, NEW JERSEY 07503, ATTN: CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-KSB AND THE AMENDMENTS THERETO ARE NOT SOLICITING MATERIALS AND ARE NOT INCORPORATED HEREIN BY REFERENCE.


                              COST OF SOLICITATION

            All expenses incurred in the solicitation of the proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company or by telephone or telecopy. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.


                                  OTHER MATTERS

            As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the Proxy will act in respect thereof in accordance with their best judgment.


                                  By Order of the Board of Directors


                                  Jay H. Goldberg
                                  Corporate Secretary


Paterson, New Jersey
September 30, 1998

                                                                        APPENDIX


                                 ROOM PLUS, INC.

                                      PROXY


            The undersigned hereby appoints MARC ZUCKER and ALLAN SOCHER, or either of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the 1998 annual meeting of shareholders and to vote all shares of common stock of Room Plus, Inc. which the undersigned is entitled to vote and would possess if personally present at said meeting to be held at 91 Michigan Avenue, Paterson, New Jersey 07503 on Friday, October 30, 1998 at 10:00 a.m. and at all postponements or adjournments upon the following matters:

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 LISTED ON THE REVERSE SIDE. PROXIES ARE ALSO GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

                  (Continued, and to be signed on reverse side)

                                ADMISSION TICKET


                         Annual Meeting of Shareholders

                                 ROOM PLUS, INC.


                            Friday, October 30, 1998

                                   10:00 A.M.


               --------------------------------------------------


A.   [X] Please mark your votes as in this example.


                                       The Board of Directors recommends a vote
                                       FOR the nominees and FOR the approval of the independent auditors.

               FOR ALL
               NOMINEES      WITHHOLD                                                              FOR       AGAINST     ABSTAIN
1. Election of   [ ]           [ ]       Nominees: David Belford      2. Approval of Ehrenkrantz   [ ]         [ ]          [ ]
   Directors                                       Marc Zucker           Sterling & Co., L.L.C.,
                                                   Allan Socher          as independent auditors
   FOR, except vote withheld from the              Theodore Shapiro      for fiscal 1998
   following nominees:                             Alan Hirschfeld
                                                   Alan Granetz
                                                   Frank Terzo
   ----------------------------------

                                                                                                Change of Address           [ ]



                                                                              I plan to attend             I do not plan
                                                                              the meeting    [ ]           to attend the    [ ]
                                                                              meeting


SIGNATURE(S) _____________________________________________________________            DATE _______________________________________

   Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full titles as such.
